_________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

    THE ORIGINAL FORM 8-K DATED AS OF JUNE 28, 2001 HAS BEEN AMENDED BY THIS FORM 8-K/A TO REPLACE THE MORTGAGE LOAN SCHEDULE WHICH HAS BEEN REVISED AS
                         EXHIBIT A INSIDE EXHIBIT 4.1 -
                               SERVICING AGREEMENT

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): August 4, 2001


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of June 28, 2001, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term
                            Notes, Series 2001-HE2)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      333-60164              41-1955181
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)



        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4
        _________________________________________________________________


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

                    4.1 Servicing Agreement dated as of June 28, 2001 among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity
                    Loan Trust 2001-HE2, as issuer, and Bank One, National Association, as indenture trustee.

                    4.2 Trust Agreement dated as of June 28, 2001 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

                    4.3 Indenture dated as of June 28, 2001 between the GMACM Home Equity Loan Trust 2001-HE2, as issuer, and Bank One, National Association, as indenture trustee.

                    10.1 Mortgage Loan Purchase Agreement dated as of June 28, 2001 among GMAC Mortgage Corporation, as seller, Walnut Grove Home Equity Loan Trust 2000-A, as seller, Walnut Grove Mortgage Loans Trust 2001-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2001-HE2, as issuer, and Bank One, National Association, as indenture trustee.

                    10.2 Note  Guaranty  Insurance  Policy  issued by  Financial
                    Guaranty Insurance Company relating to GMACM Home Equity Loan-Backed Term Notes, Class I Notes, Series 2001-HE2.

                    10.3 Note  Guaranty  Insurance  Policy  issued by  Financial
                    Guaranty Insurance Company relating to GMACM Home Equity Loan-Backed Term Notes, Class II Notes, Series 2001-HE2.




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:   /s/ Patricia C. Taylor
                                                      Patricia C. Taylor
                                                       Vice President


Dated:  August 4, 2001


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                                  EXHIBIT INDEX


Exhibit Number               Description


4.1 Servicing Agreement dated as of June 28, 2001 among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2001-HE2, as issuer, and Bank One, National Association, as indenture trustee.

4.2 Trust Agreement dated as of June 28, 2001 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of June 28, 2001 between the GMACM Home Equity Loan Trust 2001-HE2, as issuer, and Bank One, National Association, as indenture trustee.

10.1 Mortgage  Loan  Purchase  Agreement  dated as of June 28,  2001  among GMAC
     Mortgage Corporation, as seller, Walnut Grove Home Equity Loan Trust 2000-A, as seller, Walnut Grove Mortgage Loans Trust 2001-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2001-HE2, as issuer, and Bank One, National Association, as indenture trustee.

10.2 Note Guaranty Insurance Policy issued by Financial Guaranty Insurance Company relating to GMACM Home Equity Loan-Backed Term Notes, Class I Notes, Series 2001-HE2.

10.3 Note Guaranty Insurance Policy issued by Financial Guaranty Insurance Company relating to GMACM Home Equity Loan-Backed Term Notes, Class II Notes, Series 2001-HE2.

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